                                                                    EXHIBIT 10.7

                  FOURTH AMENDMENT TO TAX ALLOCATION AGREEMENT




         THIS FOURTH AMENDMENT to the TAX ALLOCATION AGREEMENT of the affiliated group of which TransAmerican Natural Gas Corporation, a Texas corporation ("TANG"), is a member (the "Affiliated Group") is made and entered into as of June 12, 1997 by and among each of the corporations identified on the signature page of this amendment.

         WHEREAS, a TAX ALLOCATION AGREEMENT dated as of August 24, 1993 was entered into by TANG, as the then common parent of the Affiliated Group, and other identified corporations (collectively with TANG, the "Members");

         WHEREAS, the TAX ALLOCATION AGREEMENT dated as of August 24, 1993 was amended by the FIRST AMENDMENT TO THE TAX ALLOCATION AGREEMENT dated as of March 9, 1994, by the SECOND AMENDMENT TO THE TAX ALLOCATION AGREEMENT dated as of February 23, 1995 and by the THIRD AMENDMENT TO THE TAX ALLOCATION AGREEMENT dated as of May 29, 1997 (as amended, the "AGREEMENT");

         WHEREAS, the Affiliated Group desires to allocate potential tax liability in connection with various recent transactions described below and to add a corporate signatory to the AGREEMENT;

         WHEREAS, the parties hereto desire to confirm and continue all other provisions of the Agreement in all respects.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the corporations listed on the execution pages of this FOURTH AMENDMENT TO TAX ALLOCATION AGREEMENT hereto agree to amend the AGREEMENT as follows:

         1. The following paragraph shall be added at the end of Section 6 of the AGREEMENT, effective as of May 29, 1997:

         Notwithstanding anything in this TAX ALLOCATION AGREEMENT to the contrary, TANG (or its successors) shall assume primary liability with respect to the payment of any Federal income or alternative minimum tax and Texas franchise tax, together with any interest or penalty thereon (collectively, the "Lobo Trend Tax Liability"), which might become due and payable with respect to
(i) the transfer of certain oil and gas producing properties in Webb
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and Zapata Counties, Texas and related assets by TransTexas Gas Corporation
("TransTexas Gas") to TransTexas Transmission Corporation ("Transmission") pursuant to the Asset Contribution Agreement between TransTexas Gas and Transmission dated February 1, 1997 and effective January 31, 1997 and the transfer of any other assets from TransTexas Gas to Transmission subsequent to January 31, 1997 and (ii) the sale of the stock of Transmission to First Union Bank of Connecticut, as trustee under the First Intercontinental Leasing Trust, a Connecticut trust ("First Union"), pursuant to the Stock Purchase Agreement between TransTexas Gas and First Union dated May 29, 1997 (collectively, clauses (i) and (ii) are referred to as the "Lobo Trend Transfers"). Any refund of all or a portion of the Lobo Trend Tax Liability assumed by TANG shall belong to TANG.

         2. The following sentence shall be added at the end of Section 10 effective May 29, 1997:

         Further, notwithstanding the previous sentence, the payment obligations of TANG under Section 6 as amended by this FOURTH AMENDMENT TO TAX ALLOCATION AGREEMENT shall in all events apply with respect to the Lobo Trend Tax Liability.

         3. TransTexas Drilling Services, Inc., a Delaware corporation, shall be added as Member of the AGREEMENT effective January 31, 1997.

                             * * * * * * * * * * *

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer effective as of the date first set forth above.


                                           TNGC HOLDINGS CORPORATION


                                           By:
                                              ---------------------------------

                                           TRANSAMERICAN NATURAL GAS
                                            CORPORATION


                                           By:
                                              ---------------------------------


                                           TRANSAMERICAN REFINING
                                            CORPORATION


                                           By:
                                              ---------------------------------





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
                                           TRANSTEXAS GAS CORPORATION


                                           By:
                                              ---------------------------------


                                           TRANSAMERICAN PIPELINE
                                            CORPORATION


                                           By:
                                              ---------------------------------



                                           SOUTHERN STATES, INC.


                                           By:
                                              ---------------------------------



                                           SOUTHERN STATES EXPLORATION, INC.


                                           By:
                                              ---------------------------------


                                           LAREDO EXPLORATION, INC.


                                           By:
                                              ---------------------------------


                                           SOUTHERN PETROLEUM TRADING
                                            COMPANY, LTD.


                                           By:
                                              ---------------------------------


                                           TRANSAMERICAN GAS TRANSMISSION
                                            CORPORATION


                                           By:
                                              ---------------------------------


                                           JRS REALTY INC.


                                           By:
                                              ---------------------------------





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
                                           JRS PROPERTIES, INC.


                                           By:
                                              ---------------------------------



                                           GOOD HOPE CHEMICAL CORP.


                                           By:
                                              ---------------------------------



                                           SOUTHEAST MARINE, INC.


                                           By:
                                              ---------------------------------



                                           TRANSAMERICAN ENERGY CORPORATION


                                           By:
                                              ---------------------------------



                                           TRANSTEXAS DRILLING SERVICES, INC.


                                           By:
                                              ---------------------------------



                                           TRANSAMERICAN EXPLORATION CORPORATION


                                           By:
                                              ---------------------------------



                                           TRANSTEXAS EXPLORATION CORPORATION


                                           By:
                                              ---------------------------------





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
                                           TRANSLOUISIANA PIPELINE CORPORATION



                                           By:
                                              ---------------------------------



                                           SOUTHEAST LOUISIANA CONTRACTORS OF
                                            NORCO, INC.



                                           By:
                                              ---------------------------------





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